SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  March 31, 2003


                            TGFIN Holdings, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


     Delaware                1-11034               72-0861671
     ---------------         ------------          -------------------
     (State or other         (Commission           (IRS Employer
     jurisdiction of         File Number)          Identification No.)
     incorporation)


       39 Broadway, Suite 740, New York, New York    10006
       ------------------------------------------------------
       (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code (212) 363-3900
                                                        --------------

                                 n/a
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:        Mark Gasarch, Esq.
                                             150 East 58th Street
                                             34th Floor
                                             New York, New York 10155
                                             (212) 956-9595

Item 2.   Acquisition or Disposition of Assets

On March 31, 2003 TGFIN Holdings, Inc. (the "Company") and its wholly-owned subsidiary, TradinGear.com Incorporated, collectively as Sellers, pursuant to an Asset Purchase Agreement (the "Agreement") entered into on January 28, 2003 with Tradingear Acquistion LLC, a Delaware limited liability company as Buyer, a wholly-owned subsidiary of the New York Mercantile Exchange, Inc. ("NYMEX"), sold to the Buyer certain of its intellectual property and assets, primarily those used in facility based trading systems to be used in conjunction with trading activities on regulated and unregulated exchanges and markets, for $3,000,000 in cash, of which $2,900,000 was paid at closing and the balance of $100,000 was deposited in escrow for possible indemnification claims for one year. The Buyer has advised the Sellers that the purchase price was paid from working capital.

After the payment of transaction-related costs and its other obligations, the Company will have cash available of approximately $2,500,000, no debt and no current revenue producing business operations. The Company's immediate plan will be to reduce significantly its monthly overhead by reducing the number of its employees, relocating its offices, transferring the costs of servicing and developing its products and by reducing its dependence upon outside professionals. The Company will have continuing expenses for insurance, rent, communications, some salaries and other normal general and administrative expenses.

Going forward, the Company will seek out revenue generating products and operating businesses for possible investment, acquisition or merger, as well as the possible pursuit of the development of TradinGear's other platforms through outsourcing, licensing or outright sale, with the intent to increase shareholder value.

Item 7.   Financial Statements and Exhibits

     (a)  Financial statements and
     (b)  Pro forma financial information *
     (c)  Exhibits
     2.1  Asset Purchase Agreement (without exhibits or schedules) **
    99.1  Certification of Chief Executive Officer and Chief Financial
          Officer *
          *    Filed herewith
          **    Previously filed

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 2, 2003


                         TGFIN Holdings, Inc.
                         (Registrant)



                         By/s/ Samuel Gaer
                           ---------------------------
                           Samuel Gaer, President
                           Principal Executive Officer

a) Financial Statements

                           September 30, 2002
                           TGFIN HOLDINGS, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEET
                                (Unaudited)

                                  September 30,   December 31,
                                     2002              2001
                                -------------     ------------
ASSETS
Current Assets:
  Cash and cash equivalents       $   227,334     $    230,360
  Accounts receivable, net             63,947                -
  Prepaid expenses                     18,517            6,801
  Deferred Cost                             -           59,899
                                 ------------     ------------
     Total Current Assets             309,798          297,060

Property and equipment, net           134,414          151,964

Deposits                              101,621          101,621
                                 ------------     ------------
     Total Assets                $    545,833     $    550,645
                                 ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable               $    201,407     $     31,087
  Accrued expenses                     50,688           42,731
  Deferred Revenue                                      40,000
                                 ------------     ------------
     Total Current Liabilities        252,095          113,818
                                 ------------     ------------
Stockholders' Equity:
  Preferred stock ($0.01 par value)
     1,000,000 shares authorized,
     50,500 shares issued
     and outstanding                      506                -
    Common stock ($.0001 par value),
   50,000,000 shares authorized,
   22,063,935 issued and
   outstanding at September 30,
   2002                               220,639          188,293
  Additional paid-in-capital        3,469,979        2,865,197
  Less:  Deferred compensation
   Relating to stock issued to
   consultants                       (251,840)        (381,644)
  Retained earnings (deficit)      (3,145,546)      (2,235,019)
                                 ------------     ------------
     Total Stockholders' Equity       293,738          436,827
                                 ------------     ------------
     Total Liabilities and
     Stockholders' Equity        $    545,833     $    550,645
                                 ============     ============

These accompanying notes are integral part of these financial statements.

                      TGFIN HOLDINGS, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          (Unaudited)
                                 Three Months Ended   Nine Months Ended
                                    September 30,      September 30,
                                      2002       2001      2002     2001
    REVENUES                   $  102,147 $ 242,032 $  662,342 $ 613,936

    COSTS AND EXPENSES
     General & admin.          $  193,512 $  16,740 $  693,377 $ 428,892
     Development costs            113,708    83,240    452,263   303,433
     Consulting fees              194,715   254,196    387,075   326,166
     Depreciation expense          11,252     9,158     33,121    26,521
                               ---------- ---------   -------- ---------
    Total costs and expense       513,187   363,334  1,565,836 1,085,012


    Net Income (loss) before
     Provision for Income
     Taxes                     $ (411,040)$(121,302) $(903,494)$(471,076)

    Provision for
     Income taxes              $    1,260 $   3,175  $   7,033 $   3,175

    NET INCOME (LOSS)          $ (412,300)$(124,477) $(910,527)$(474,251)

    BASIC AND DILUTED LOSS
    PER SHARES                 $    (0.02)$   (0.01) $   (0.05)$   (0.03)

    Weighted Average number
    of shares outstanding      20,092,711 18,674,309 19,573,487 18,674,309

    The accompanying notes are an integral part of these consolidated financial statements.

                        TGFIN HOLDINGS, INC.
                     STATEMENTS OF CASH FLOWS
                             (Unaudited)

                                          For the Nine Months Ended
                                                September 30,
                                               2002        2001
Cash Flows from Operating
Activities:
 Net Income (Loss)                   $   (910,527) $ (474,251)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  Amortization                             33,121      26,521
  Amortization of deferred
  Compensation                            225,004     130,782
  Compensation costs of common stock
    issued to consultant                   14,416           -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                    (63,947)      7,213
   Increase in prepaid
   Expenses                               (11,716)     (2,416)
   Increase in deposits                         -     (49,899)

   Increase in accounts
   Payable and accrued
   Expenses                               151,693     179,948
   Increase (decrease) in
   deferred revenue                       (40,000)   (130,000)
                                       ----------  ----------
    Net cash used in
    Operating activities                 (601,956)   (312,102)
                                       ----------  ----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                                (15,570)    (35,155)
                                       ----------  ----------
   Net cash provided by
   (Used in) investing
   Activities                             (15,570)    (35,155)
                                       ----------  ----------
Cash Flows from Financing
Activities:
  Cash proceeds from issuance
   Of convertible Notes                   316,500           -
  Issuance of common stock                298,000     250,000
                                       ----------  ----------
   Net Cash provided by
   Financing Activities                   614,500     250,000
                                       ----------  ----------
Net Increase (decrease) in
cash and Cash Equivalents                  (3,026)    (97,257)

Cash and Cash Equivalents,
beginning of period                       230,360      97,257
                                       ----------  ----------
Cash and Cash Equivalents,
end of period                          $  227,334  $        -
                                       ==========  ==========

These accompanying notes are an integral part of these financial statements.

                       TGFIN HOLDINGS, INC.
                     STATEMENTS OF CASH FLOWS
                                          For the Nine Months Ended
                                                September 30,
                                               2002        2001
Cash paid during the period
for:
  Income Taxes                            $     3,425  $        -
                                           ==========  ==========
  Interest                                $     9,200  $        -
                                           ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common Stock Issued
 in exchange for
 Convertible Notes                        $   316,500  $        -
                                           ==========  ==========
 Common stock cancelled
 In exchange for marketable
 Securities                               $        -   $ (755,847)
                                          ==========   ==========
 Common Stock issued in
 exchange for accounts
 payable                                  $   17,590   $  484,125
                                          ==========   ==========
 Common Stock issued for
 Services                                 $   14,416   $  291,700
                                          ==========   ==========
 Common stock for prepaid
 Services                                 $   95,200   $        -
                                          ==========   ==========

 Cost of Merger                           $   79,899   $        -
                                          ==========   ==========
 Net liabilities assumed in Merger
 With Digitran Systems, Incorporated      $   24,174   $        -
                                          ==========   ==========

These accompanying notes are an integral part of these financial statements.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002


1.  CONDENSED FINANCIAL STATEMENTS   TRANSITION PERIOD

The accompanying financial statements have been prepared by the Company without audit. They include information of TGFIN Holdings, Inc. and its sole and wholly-owned subsidiary, TradinGear.com, Incorporated. In the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position at September 30, 2002 and the results of operations and cash flows for the nine month periods ended September 30, 2002 and 2001 have been made.

The Company has made the transition from an April 30th fiscal year-end to a December 31st fiscal year-end by including in the results of operations and cash flows for the period ended September 30, 2002 three months (July 1, 2002 through September 30, 2002) from TradingGear.com Incorporated and two months (August 1, 2002 through September 30, 2002) from Digitran Systems, Incorporated. Digitran Systems, Incorporated previously had filed a Form 10-QSB for the fiscal quarter ended July 31, 2002. During this period August 1, 2002 through September 30, 2002 Digitran Systems, Incorporated incurred merger related costs of $12,131. These current payables have become payables of TGFIN Holdings, Inc.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2001 audited financial statements, filed with the proxy statement in August 2002. The results of operations for the periods ended September 30, 2002 and 2001 are not necessarily indicative of the operating results for the respective full years.

The software licensing agreements which are marketed by the Company often sell at a relatively high price in comparison to the total annual sales of the Company. This relationship could lead to individual sales having a disproportionately large effect on total sales, at the current revenue volume. Therefore, sales within a quarter can lead to highly volatile results of operations for individual quarters. The results for individual quarters may not be indicative of annual results. All quarterly information should be considered in light of the last fiscal year and the current year to date operations of the Company.


2.  REVERSE MERGER

On September 12, 2002, TradinGear.com, Incorporated acquired Digitran Systems Incorporated ("Digitran"), a publicly held Delaware corporation, in a reverse merger. The provisions of the Merger included a post-merger name change in which Digitran became TGFIN Holdings, Inc. Former Digitran common stock shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares on a 21-to-1 reverse split basis; former Digitran common stock Class B shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares on a 20-to-1 reverse split basis; and former TradinGear.com, Incorporated common stock shareholders exchanged their shares for TGFIN Holdings, Inc. common stock shares one a 1-to-1 basis. TradinGear.com, Incorporated continues as the only operating subsidiary of TGFIN Holdings, Inc., and is wholly-owned.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)

Shareholders voted for the reverse merger in a Special Shareholder's Meeting held on September 12, 2002 in Springfield, NJ. See also Part II, Item 4:
Submission of Items to Shareholder Vote of Securities Holders, below. The merger transaction was accounted for as a purchase with the Company being deemed the acquirer for accounting and financial reporting purposes. However, since the stockholders of the Company will own approximately 93% of the outstanding shares of the reorganized TGFIN Holdings, Inc. no step up basis or goodwill will be recorded by the Company. This accounting treatment is in accordance with the view of Securities and Exchange Commission staff members that the acquisition by a public shell of the assets of a business from a private company should be accounted for at historical cost and accounted for as a reverse merger.

3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

The Company consists of TGFIN Holdings, Inc. and its sole and wholly-owned operating subsidiary, TradinGear.Com, Incorporated (the "Company"). TGFIN was incorporated under the laws of Delaware in March 1985 (originally as Mark, Inc.). TradinGear.com, Incorporated was incorporated under the laws of the State of Delaware on July 7, 1999.

TradinGear.Com, Inc. produces trading software designed for the financial services industry. The Company's software technology is designed to provide stock exchanges and broker dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading.

The Company's accounting policies and certain footnote disclosures are included in this quarterly report, in addition to standard reporting requirements, because this is the first report of the Company after its reverse merger with Digitran Systems, Incorporated. Management believes such disclosure is helpful in understanding and evaluating the nature of its new operating subsidiary, TradinGear.com, Incorporated.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, trade receivable, accounts payable and other accrued liabilities, approximate fair value because of their short maturities.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)

Revenue Recognition

The Company's revenues are derived principally from providing its customers with software applications that enable them to conduct stock transactions online. Additional revenue may be derived from post contract support services such as maintenance/service contracts, hosting upgrades and enhancements. These revenues are recognized according to the statement of position 97-2 (SOP 97-2), "Software Revenues Recognition," which requires that revenue recognized from software arrangements be allocated to each element of the arrangement based on the relative fair values of the elements. Revenue on product sales is recognized upon completion of each stage of production and acceptance of the stage by the customer. The Company's post contract support services revenue is recognized over the period during which the service is expected to be performed. The software arrangement provides for no right of return on refunds and are fixed or determinable. Deferred revenue represents amounts received on uncompleted projects.

Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), which requires that investments in debt securities and marketable equity securities be designated as trading, held-to-maturity or available-for-sale.

Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale, along with any investments in equity securities. Securities available for sale are carried at fair value, with unrealized gains and losses, net of income taxes, reported as a separate component of Stockholders' Equity.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)


3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from three to thirty-nine years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

Product Development

Costs incurred in conjunction with the development of new products are charged to expense as incurred. Material software development costs subsequent to the establishment of technological feasibility will be capitalized. Based upon the Company's product development process, technological feasibility is established upon the completion of a working model. To date attainment of technological feasibility and general release to customers have substantially coincided.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting on Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total shareholders' equity.

Stock-Based Compensation

The Company will follow Accounting Principles Board Opinion No. 25, (APT 25), "Accounting for Stock Issued to Employees" in accounting for future employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB
123), "Accounting for Stock Based Compensation" are applied in accordance with FASB 123 at the fair value of these options.

                        TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                             (Continued)


3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings (Loss) Per Share

The Company will calculate earnings (loss) per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Accordingly, basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Earnings (loss) per share in these financial statements has been computed as if the outstanding shares as of December 31, 2001 were outstanding for all periods.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Start-Up Activities

The American Institute of Certified Public Accountants issued Statement of Position 98-5 (SOP 98-5), "Reporting the Costs of Start-Up Activities". SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company expenses all start-up costs as incurred in accordance with this statement and therefore the issuance of SOP 98-5 will have no material impact on the Company's financial statements.

Recent Accounting Pronouncements

In July 2001 the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting and is effective for all business combinations initiated after June 30, 2001. SFAS 142 requires that goodwill be tested for impairment under certain circumstances, and written off when impaired, rather then being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS 141 had no effect on the Company's operating results or financial condition. The Company is currently assessing the impact of SFAS 142 on its operating results and financial condition.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                            (Continued)


3.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made to the prior year balances to conform to the current year presentation.

4. PROPERTY AND EQUIPMENT

Property and equipment, at cost, and their respective useful lives consist of the following at September 30,

                                       September 30      Estimated
                                          2002              Useful
                                       -----------           Lives
      Computer equipment               $  210,929               5
      Office equipment                     10,504               5
      Leasehold improvements                7,350               5
                                       ----------
                                          228,783
      Less: Accumulated improvements      (94,369)
                                       ----------
                                       $  134,414
                                       ==========

6.  PROVISION FOR INCOME TAXES

For the period from inception (July 7, 1999) to September 30, 2002 the Company had accumulated losses of $3,145,546. No federal tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations. The Income taxes provided for are for minimum local income taxes.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                            (Continued)


7.  COMMITMENTS AND CONTINGENCIES

Litigation

In the normal course of business, there may be various legal actions and proceedings pending which could seek damages against the Company. Management believes that the amount, if any, that may result from these claims, will not have a material adverse affect on the financial statements.

Leases

The Company leases office equipment and office space under noncancellable operating leases. Commitments under these leases at December 31, 2001 are as follows:

                2002                   $ 139,082
                2003                     142,855
                2004                     146,741
                2005                     150,743
                2006                      90,725
                                       ---------
                                       $ 670,146
                                       =========
Employment Agreements

On December 10, 1999 the Company entered into an employment agreement with Samuel H. Gaer, the Chief Executive Officer of the Company. The agreement is for a term of three years commencing January 1, 2000 and provides for a base annual salary of $120,000 and for bonuses as determined by the Company's Board of Directors.

401(k) Plan and Profit Sharing Plan

The Company has approved a 401(k) Plan and a Profit Sharing Plan which cover full-time employees who have attained the age of 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pretax basis not to exceed the current Federal limitation of $10,500 per year (as adjusted for cost of living increase). Amounts contributed to the 401(k) Plan are nonforfeitable. Under the Profit Sharing Plan, a member in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation.

An employee does not fully vest in the plan until completion of three years of employment. The Board of Directors determines the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

                       TGFIN HOLDINGS, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        SEPTEMBER 30, 2002
                            (Continued)


8.  COMMON STOCK

The authorized capital stock of the Company consists of 50,000,000 (after being increased from 25,000,000 through shareholder vote in conjunction with the Merger) shares of common stock, par value $.01 per share, of which 22,063,9355 were outstanding as at September 30, 2002. Since the par value for Digitran Systems, Incorporated, now TGFIN Holdings, Inc. was different from that of TradinGear.com Incorporated, common stock was increased by $218,425 and Paid in Capital was decreased by $218,425 as of the date of the Merger. In this report, the Balance sheet at December 31, 2001 has been retroactively restated to reflect the change in par value, for comparability.

NOTE 9   PREFERRED STOCK

     The Series 1 Class A 8% Cumulative Convertible Preferred Stock has a par value of $0.01 per share. As of September 30, 2002, there were 50,500 shares outstanding. Holders of preferred shares are entitled to cumulative dividends of 8% per annum on the stated value of the stock, designated at $7 per share. Dividends are payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993, resulting in dividends in arrears at September 30, 2002 of approximately $280,540 or $5.55 per share, including $14,140 accrued in the current quarter. Dividends are not payable on any other class of stock ranking junior to the preferred stock until the full cumulative dividend requirements of the preferred stock have been satisfied. The preferred stock carries a liquidation preference equal to its stated value plus any unpaid dividends. Holders of the preferred stock are entitled to one-tenth of a vote for each share of preferred stock held. The Company may, at its option, redeem at any time all shares of the preferred stock or some of them upon notice to each preferred stockholder at a per share price equal to the stated value ($7.00) plus all accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption, subject to certain other provisions and requirements. Preferred Shares may be converted into Common Shares on a one share of Preferred Stock for two shares of Common Stock basis.

NOTE 10.  SUBSEQUENT EVENT

  The Company sold 333,333 shares of its common stock for $250,000 ($.75 per share) during November, 2002.

b) Pro Forma financial Information

          HISTORICAL AND PRO FORMA FINANCIAL STATEMENTS

The Transaction

The Asset Sale represents a significant disposition of TradinGear.com's, business, although not all operating assets were sold. The balance sheet effect of the transaction is such that TradinGear.com will receive $2,900,000 in cash upon closing. An additional $100,000 will be held in escrow to reimburse the Buyer for possible claims arising out of the Asset Sale, if any. To the extent the $100,000 is not required, this amount will be released to TradinGear.com after one year. Correspondingly, TradinGear.com's equity will be increased by the amounts of cash received. The Income Statement effect of the Transaction is to record a gain from discontinued operations equal to the amount of cash received after payment of expenses.

Pro Forma Financial Statements

The pro forma balance sheet is as of September 30, 2002 and the income statement for the year ended April 30, 2002 and the nine months ended September 30, 2002. The unaudited pro forma consolidated results are based on estimates and assumptions, which have been made solely for the purpose of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily indicative of the actual results of operations and financial condition that would have been achieved had the Asset Sale been consummated as of January 1, 2002 or September 30, 2002, respectively.

Pro Forma Balance Sheet

     The Pro Forma Balance Sheet includes audited historical balance sheets of TGFIN Holdings, Inc. The Pro Forma adjustments are made to the historical balance sheet as of September 30, 2002 to show the effect of the Asset Sale had it occurred on September 30, 2002. All material adjustments required to reflect the Asset Sale are set forth in the column labeled "Pro Forma Adjustments", and in the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements, including the notes thereto, appearing in this Information Statement. The pro forma data is for informational purposes only and may not necessarily reflect our financial position or what our financial position would have been had we consummated the Asset Sale on September 30, 2002.

Pro Forma Income Statements

The Pro Forma Income Statements for TGFIN Holdings, Inc. include an unaudited historical income statement for the previous fiscal year end, unaudited results from operations as of September 30, 2002 (its most recent and available financial statement), Pro Forma adjustments as if the transaction had occurred at the beginning of the period presented, and Pro Forma results. The Income Statement for TGFIN Holdings, Inc. for the year ended April 30, 2002 (when it was known as Digitran Systems, Incorporated), in keeping with the purpose of the Pro Forma Income Statement, is presented with only the results from continuing operations. Losses from its discontinued operations and Gains from extraordinary items have been excluded in this Pro Forma Income
                                  16

Statement. Since TradinGear.com, Incorporated was audited at December 31, 2001, and in order to update its financial results for inclusion in the unaudited consolidated historical Income Statement for TGFIN Holdings, Inc. for the previous fiscal year ended April 30, 2002, its results from operations from the quarter ended March 31, 2002 were added, and its results from operations from the quarter ended March 31, 2001 were subtracted, to arrive at the twelve months ended March 31, 2002. The result is representative of the consolidated results from continuing operations for the previous fiscal year. Consequently, the quarter ended March 31, 2002 is included twice in the Pro Forma Income Statement: as part of the historical previous fiscal year end, and as part of the unaudited income statement for the Nine Months Ended September 30, 2002. The Pro Forma results from these adjustments illustrate the pro forma costs of continuing operations after the Asset Sale. Since the purpose of the Pro Forma Income Statement is to illustrate the Pro Forma effects of the transaction on continuing operations only, the effect of the Asset Sale and related gain from discontinued operations, are shown separately.

Book Value

The Pro Forma effect of the transaction is to increase the Book Value of TGFIN Holdings, Inc. by $.13 per share.
                                  17



                       TGFIN HOLDINGS, INC

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                           (UNAUDITED)

                        Unaudited     Pro Forma
                      Consolidated   Adjustments                 Pro Forma
                     TGFIN Holdings  As if Asset      Pro Forma  Results after
                       Inc. as of    Sale occurred    Effect of   effect for
                     September 30,  at September 30, Disposition  Disposition
                          2002           2002         of Assets   of Assets
ASSETS               -------------  ---------------  ----------- -------------
------
Current Assets:
 Cash and cash
  equivalents        $   227,334    $          0     $ 2,800,000(2)$ 3,027,334
 Accounts receivable,
  net                     63,947         (63,947)(1)           0             0
 Prepaid expenses         18,517         (18,517)(1)           0             0
                     -----------    ------------     -----------   -----------
   Total Current
   Assets                309,798         (82,464)    $ 2,800,000   $ 3,027,334
Property and equipment,
 net                     134,414        (119,414)(1)           0        15,000
Deposits                 101,621        (101,621)(1)     100,000(2)    100,000
                     -----------    ------------     -----------   -----------
      Total Assets   $   545,883    $   (303,499)    $ 2,900,000   $ 3,142,334
                     ===========    ============     ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable    $   201,407    $   (201,407)(1) $         0   $         0
 Accrued expenses         50,688         (50,688)(1)           0             0
 Notes payable                 0               0               0             0
                     -----------    ------------     -----------   -----------
   Total Current
   Liabilities       $   252,095    $   (252,095)    $         0   $         0
                     -----------    ------------     -----------   -----------

Stockholders' Equity:
 Preferred stock ($.01
  par value)                 506               0               0           506
 Common stock ($.001
  par value)             220,639               0               0       220,639
 Class B Common stock
  ($.01 par value)             0               0               0             0
 Additional paid-in
  capital              3,469,979               0               0     3,469,979
 Less: Deferred
  Compensation due to
  Consultants           (251,840)              0               0     (251,840)
 Retained earnings
 (accumulated deficit)(3,145,546)        (51,404)(1)   2,900,000(2)  (296,950)
                     -----------    ------------      ----------   -----------
  Total Stockholders'
  Equity (Deficit)   $   293,738    $    (51,404)     $2,900,000   $ 3,142,334
                     -----------    ------------      ----------   -----------
    Total Liabilities
    and Stockholders'
    Equity           $   545,833    $   (303,499)     $2,900,000   $ 3,142,334
                     ===========    ============      ==========   ===========

Book value per share        0.01           (0.00)           0.13          0.14
Cash Dividends per
share (none)                0.00            0.00            0.00          0.00

Basic and diluted
common shares
outstanding           22,063,935      22,063,935      22,063,935    22,063,935
                      ==========      ==========      ==========    ==========
See accompanying notes to these pro forma financial statements.
                                18

                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)

                                       Historical Income Statement
                                     For the most recent Fiscal Year
                                           Ended April 30, 2002
                                     -------------------------------
                                                                    Unaudited
                                    Audited                       Consolidated
                                    For the         Unaudited     For the Most
                                  Year Ended     For the Twelve  Recent Fiscal
                                April 30, 2002    Months Ended    Year Ended
                                   TGFIN       March 31, 2002       TGFIN
                                   Holdings,     TradinGear.com     Holdings,
                                     Inc.         Incorporated        Inc.
                                   ---------     --------------     ---------
Revenues:
 Software license fees             $       0       $ 1,351,405     $1,351,405
                                   ---------       -----------     ----------
Costs and Expense:
 General and administrative                0         1,048,260      1,048,260
 Development costs                         0           368,521        368,521
 Consulting fees                           0           557,210        557,210
 Depreciation expense                      0            47,581         47,581
                                   ---------       -----------     ----------
  Total Costs and Expenses                 0       $ 2,021,572     $2,021,572
                                   ---------       -----------     ----------
Net Income (Loss) from Operations  $       0       $  (670,167)    $ (670,167)
                                   ---------       -----------     ----------
Net Income (Loss) from continuing
operations                                 0       $  (670,167)    $ (670,167)

Income (Loss) from discontinued
operations                                 -                 -              -
                                  ----------       -----------     ----------
Net Income (Loss) before
Provision for Income Tax                   0          (670,167)      (670,167)
                                  ----------       -----------     ----------
Provision for Income Tax                   0             5,949          5,949
                                  ----------       -----------     ----------
Net Income (Loss)                 $        0       $ (664,218)     $ (664,218)
                                  ==========       ==========      ==========
Other Comprehensive income (loss)
  Dividends on convertible
  preferred stock, unpaid            (28,280)               0         (28,280)
                                  ----------       ----------      ----------
Total other comprehensive income
  (loss)                          $  (28,280)      $ (664,218)     $ (692,498)
                                  ==========       ==========      ==========
Income (Loss) per Share:
  Basic and diluted Income (loss)
  per share from:
  continuing operations           $     0.00       $    (0.03)     $    (0.03)
  discontinuing operations              0.00             0.00            0.00
                                  ----------       ----------      ----------
Total basic and diluted income
(loss) per share                  $     0.00       $    (0.03)     $    (0.03)
                                  ==========       ==========      ==========
Basic and diluted common shares
outstanding                       23,883,447       22,063,935      22,063,935
                                  ==========       ==========      ==========
[CONTINUED]
                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)
                                                                   Pro Forma
                                                   Pro Forma     Results after
                                                   Effect of      Effect for
                                   Pro Forma     Disposition of  Disposition
                                  Adjustments        Assets       of Assets
                                  -----------    --------------  -------------
Revenues:
 Software license fees            $(1,351,405)(1)  $         0     $     0.00
                                   ---------       -----------     ----------
Costs and Expense:
 General and administrative          (808,260)(1)            0        240,000
 Development costs                   (368,521)(1)            0              0
 Consulting fees                     (557,210)(1)            0              0
 Depreciation expense                 (43,581)(1)            0          4,000
                                   ----------      -----------     ----------
  Total Costs and Expenses         (1,777,572)     $         0     $  244,000
                                   ----------      -----------     ----------
Net Income (Loss) from Operations  $  426,167      $         0     $ (244,000)
                                   ----------      -----------     ----------
Net Income (Loss) from continuing
operations                            426,167      $         0     $ (244,000)

Income (Loss) from discontinued
operations                                  -      $ 2,900,000(2)  $2,900,000
                                  -----------      -----------     ----------
Net Income (Loss) before
Provision for Income Tax              426,167        2,900,000      2,656,000
                                  -----------      -----------     ----------
Provision for Income Tax               (5,949)(1)            0           0.00
                                  -----------      -----------     ----------
Net Income (Loss)                 $   420,218      $ 2,900,000     $2,656,000
                                  ===========      ===========     ==========
Other Comprehensive income (loss)
  Dividends on convertible
  preferred stock, unpaid                   0                0        (28,280)
                                  -----------      -----------     ----------
Total other comprehensive income
  (loss)                          $   420,218      $ 2,900,000     $2,627,720
                                  ===========      ===========     ==========
Income (Loss) per Share:
  Basic and diluted Income (loss)
  per share from:
  continuing operations           $      0.02      $      0.00     $    (0.01)
  discontinued operations                0.00             0.13           0.13
                                  -----------      -----------     ----------
Total basic and diluted income
(loss) per share                  $      0.02      $      0.13     $     0.12
                                  ===========      ===========     ==========
Basic and diluted common shares
outstanding                        22,063,935       22,063,935     22,063,935
                                  ===========      ===========     ==========
See accompanying notes to these pro forma financial statements.
                                19


                       TGFIN HOLDINGS, INC

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)


                      For the Nine Months Ended                   Pro Forma
                        September 30, 2002       Pro Forma      Results after
                ------------------------------   Effect of       Effect for
                     TGFIN       Pro Forma      Disposition       Disposition
                  Holdings, Inc. Adjustments     of Assets         of Assets
                  -------------- -------------  -------------  --------------
Revenues:
 Software
 license fees     $      662,342 $  (662,342)   $           0  $            0
                  -------------- -----------    -------------  --------------
Costs and Expense:
 General and
 administrative          693,377    (513,377)(1)         0            180,000
 Development costs       452,263    (452,263)(1)         0                  0
 Consulting fees         387,075    (387,075)(1)         0                  0
 Depreciation
  expense                 33,121     (30,121)(1)         0              3,000
                  -------------- -----------    ----------     --------------
  Total Costs
  and Expenses    $    1,565,836 $(1,382,836)   $        0     $      183,000
                  -------------- -----------    ----------     --------------
Net Income (Loss)
 from Operations  $     (903,494)$   720,494    $        0     $     (183,000)
                  -------------- -----------    ----------     --------------
Net Income (Loss)
 from continuing
 operations       $     (903,494)$   720,494    $        0     $     (183,000)

Net Income (Loss)
 from discontinued
 operations                                     $2,900,000 (2) $    2,900,000
                  -------------- -----------    ----------     --------------
Net Income (Loss)
 before Provision
 for Income tax         (903,494)    720,494     2,900,000          2,717,000
                  -------------- -----------    ----------     --------------
Provision for
Income Tax                 7,033      (7,033)(1)         0                  0
                  -------------- -----------    ----------     --------------
Net Income (Loss) $     (896,461)$   713,461    $2,900,000     $    2,717,000
                  ============== ===========    ==========     ==============
Other Comprehensive
Income (Loss)
  Dividends on
  convertible
  Preferred stock
  unpaid                 (28,280)       0.00             0            (28,280)
                  -------------- -----------    ----------     --------------
Total other
Comprehensive
Income (Loss)     $     (924,741)$   713,461    $2,900,000     $    2,688,720
                  ============== ===========    ==========     ==============
Income (Loss)
per Share:
Basic and diluted
Income (loss)
per share from:
continuing
operations        $        (0.04)$      0.03    $     0.00     $        (0.01)
Discontinued
operations                  0.00        0.00          0.13               0.13
                  -------------- -----------    ----------     --------------
Total basic and
diluted income
(loss) per
share             $        (0.04)$      0.03    $     0.13     $         0.12
                  ============== ===========    ==========     ==============
Basic and diluted
common shares
outstanding           22,063,935  22,063,935    22,063,935         22,063,935
                  ==============  ==========    ==========     ==============
See accompanying notes to these pro forma financial statements.
                                20

Notes to Pro Forma Financial Statements

(1) To reflect the elimination of all operating assets, liabilities, revenues and expenses as of the date indicated, except for operating expenses expected to continue.

(2) To reflect cash to be received in the Asset Sale as follows: $2,900,000 in cash, expenses of $100,000 for the Asset Sale and $100,000 to be placed in escrow for one year for the satisfaction of potential claims, if necessary. The $2,900,000 net sale price is reflected as a gain from discontinued operations, even though some product lines will be retained by the company for further activity.
                                21
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